Annual Product Information Notice

Dated May 1, 2008

For

Director Life (Series I)

Director Life (Series II)

Effective as of April 30, 2008, we will not file fully updated prospectuses and statements of additional information (“SAI) in a Registration Statement with the Securities and Exchange Commission. However, in order to provide you with updated information that would have been included in the updated prospectus and SAI, we are providing you this Annual Product Information Notice.  This Notice updates information in the prospectus and statement of additional information dated May 1, 2007 for the variable life insurance products listed above.  Please keep this Notice for future reference.

1.             Fund Data

The following amends “The Funds” section of General Contract Information portion of your prospectus:

Minimum and Maximum Total Annual Underlying Fund Operating Expenses

	Minimum	Maximum

Total Annual Fund Operating Expenses (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses.	0.33%	0.92%

Underlying Fund Fees and Expenses

(as a percentage of average daily net assets)

Underlying Fund:	Management Fee	Distribution and/or Service(12b- 1) Fees *	Other Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses

Hartford Series Fund, Inc.
Hartford Advisers HLS Fund - Class IA	0.600%	N/A	0.030%	0.630%	N/A	0.630%
Hartford Capital Appreciation HLS Fund - Class IA	0.630%	N/A	0.040%	0.670%	N/A	0.670%
Hartford Disciplined Equity HLS Fund - Class IA	0.670%	N/A	0.030%	0.700%	N/A	0.700%
Hartford Dividend and Growth HLS Fund - Class IA	0.640%	N/A	0.030%	0.670%	N/A	0.670%
Hartford Global Advisers HLS Fund - Class IA	0.760%	N/A	0.040%	0.800%	N/A	0.800%

Hartford Global Growth HLS Fund - Class IA	0.690%	N/A	0.040%	0.730%	N/A	0.730%
Hartford Global Health HLS Fund - Class IA	0.830%	N/A	0.040%	0.870%	N/A	0.870%
Hartford Global Technology HLS Fund - Class IA	0.850%	N/A	0.070%	0.920%	N/A	0.920%
Hartford High Yield HLS Fund - Class IA	0.690%	N/A	0.040%	0.730%	N/A	0.730	%(1)
Hartford Index HLS Fund - Class IA	0.300%	N/A	0.030%	0.330%	N/A	0.330%
Hartford International Opportunities HLS Fund - Class IA	0.670%	N/A	0.040%	0.710%	N/A	0.710%
Hartford MidCap HLS Fund - Class IA	0.650%	N/A	0.040%	0.690%	N/A	0.690%
Hartford Money Market HLS Fund - Class IA	0.440%	N/A	0.030%	0.470%	N/A	0.470	%(2)
Hartford Mortgage Securities HLS Fund - Class IA	0.450%	N/A	0.040%	0.490%	N/A	0.490%
Hartford Small Company HLS Fund - Class IA	0.670%	N/A	0.030%	0.700%	N/A	0.700%
Hartford Stock HLS Fund - Class IA	0.460%	N/A	0.030%	0.490%	N/A	0.490%
Hartford Total Return Bond HLS Fund - Class IA	0.460%	N/A	0.030%	0.490%	N/A	0.490%

Notes

  (1)               Effective January 1, 2008, HL Advisors has permanently reduced its management fee schedule for this fund.  Using the most recent fiscal year average net assets, the management fee decreased from 0.73% to 0.69%.

  (2)               Effective January 1, 2007, HL Advisors has voluntarily agreed to waive a portion of its management fees until December 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.39% and the total annual operating expenses are 0.42%.

Underlying Fund Investment Objectives and Investment Advisers/Sub-Advisers

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser

Hartford Series Fund, Inc.
Hartford Advisers HLS Fund - Class IA	Maximum long-term total return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Capital Appreciation HLS Fund - Class IA†	Growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Disciplined Equity HLS Fund - Class IA	Growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Dividend and Growth HLS Fund - Class IA	High level of current income consistent with growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Global Advisers HLS Fund - Class IA	Maximum long-term total rate of return	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP

Hartford Global Growth HLS Fund - Class IA(1)	Growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Global Health HLS Fund - Class IA†	Long-term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Global Technology HLS Fund - Class IA†	Long-term capital appreciation	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford High Yield HLS Fund - Class IA	High current income with growth of capital as a secondary objective	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford Index HLS Fund - Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford International Opportunities HLS Fund - Class IA	Long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford MidCap HLS Fund - Class IA††	Long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Money Market HLS Fund - Class IA	Maximum current income consistent with liquidity and preservation of capital	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford Mortgage Securities HLS Fund - Class IA	Maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage related securities	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company
Hartford Small Company HLS Fund - Class IA	Growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP and Hartford Investment Management Company
Hartford Stock HLS Fund - Class IA	Long-term growth of capital	HL Investment Advisors, LLC Sub-advised by Wellington Management Company, LLP
Hartford Total Return Bond HLS Fund - Class IA	Competitive total return, with income as a secondary objective	HL Investment Advisors, LLC Sub-advised by Hartford Investment Management Company

     †        Closed to all premium payments and transfers of account value for all policies issued on or after 5/2/2005

     ††      Closed to all premium payments and transfers of account value for all policies issued on or after 11/1/2003

Notes

1          Formerly Hartford Global Leaders HLS Fund - Class IA

2.             Fees We Receive from Funds and related parties

The following updates “The Funds” section of About Us in the prospectus:

For the fiscal year ended December 31, 2007, revenue sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), did not exceed: $4,457,553 million (excluding indirect benefits received by offering HLS Funds as investment options).

3.             Additional Payments

The following updates, “Additional Payment” section of How Policies are Sold in the prospectus:

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to, among other things encourage the sale of this Policy.  These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

For the year ended December 31, 2007, Hartford and its affiliates paid approximately $11.8 million in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.

In addition, for the year ended December 31, 2007, Hartford, HESCO and their affiliates, Hartford Life and Annuity Insurance Company, paid $3.5 million in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly owned subsidiary of Hartford).

4.             Policy Limitations

The following amends the “Policy Limitations” section of Your Policy in the prospectus:

There are some restrictions on your ability to make sub-account transfers.  These include: a) one sub-account transfer request each day; b) a total of 20 sub-account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service; and c) policies designed by the Underlying Funds to restrict excessive sub-account transfers.  Please refer to the May 1, 2007 version of the prospectus for more information or contact Us.

5.             MEC Language

The following amends the “Premium Payment” section of Premiums in the prospectus:

You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:

•                  The minimum premium that we will accept is $50 or the amount required to keep the policy in force.

•                  We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the   amount of the premium.

•                  Any premium payment in excess of $1,000,000 is subject to our approval.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:

•                  If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice.  You have 2 weeks from the date of the notice to respond.

•                  If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance.  If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:

•                  If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.

•                  If we receive the premium within 20 calendar days prior to the policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy.  The owner will be notified of our action after the premium payment has been credited.

6.             Static Asset Allocation

The following is added as “Static Asset Allocation” section of Other Benefits in the prospectus:

Static Asset Allocation Models

This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives.  Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy (“model portfolios”).  These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods.  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.

You choose how much of your Account Value you want to invest in this program.  You can also combine this program with the Dollar Cost Averaging Program, if available (subject to restrictions).  Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio’s original percentages, thereby eliminating imbalances resulting from market movements and/or partial Surrenders.  We have no discretionary authority or control over your investment decisions.  These model portfolios are based on then available Funds and do not include the Fixed Account.  You may participate in only one model portfolio at a time.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates.  Information on updated model portfolios may be obtained by contacting your Registered Representative.  Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics.  When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.

7.             How to Send Premium Payments

The following updates the “Allocation of Premium” section of Premiums in the prospectus:

Mail

You should send premium payments to the following lockbox address:

The Hartford

PO Box 64273

St. Paul, MN 55164-0273

or

To our Individual Life Operations Team at:

The Hartford

500 Bielenberg Drive

Woodbury, MN 55125

Wire

You may also arrange to pay your premium by wire.  To wire payments call 1-800-231-5453 or email LifeService@Hartfordlife.com.

8.             Legal Proceedings

The following amends the “Legal Proceedings” section of the prospectus:

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future legal proceeding or regulatory action, we do not expect any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

Additional Information and Contacting The Hartford

In addition to this Annual Product Information Notice, you are receiving the financial statements of the issuing company and the separate account.  You will receive the underlying fund prospectuses with the confirmation statement of any fund transaction that you make throughout the year.  You can also obtain fund prospectuses: 1) from our website at www.hartfordinvestor.com; 2) by calling your registered representative; or 3) by calling Hartford at 1-800-231-5453.  You will receive each underlying fund’s annual and semi-annual reports that you are invested in as well as quarterly and annual policy statements.  For performance and other policy information visit our website at www.hartfordinvestor.com or call our customer service representatives at 1-800-231-5453.  Our mailing address is the Individual Life Operations Center at The Hartford, 500 Bielenberg Drive, Woodbury, MN 55125.